                           SCHEDULE 14A INFORMATION

  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
                                     1934

Filed by the Co-Registrants [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement

                                          [_] Confidential, for Use of the
[X] Definitive Proxy Statement                Commission Only (as permitted by
                                              Rule 14a-6(e)(2))

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                            DTF TAX-FREE INCOME INC.
              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
           (Names of Co-Registrants as Specified In Their Charters)

Payment of Filing Fee (check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1) Title of each class of securities to which transaction applies:

  (2) Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  (4) Proposed maximum aggregate value of transaction:

  (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

  (2) Form, Schedule or Registration Statement No.:

  (3) Filing Party:

  (4) Date Filed:

                           DTF TAX-FREE INCOME INC.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                             55 East Monroe Street
                            Chicago, Illinois 60603
                           Telephone (312) 263-2610

                NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
                            To Be Held May 20, 2003

To the Shareholders of:
  DTF Tax-Free Income Inc.
  Duff & Phelps Utility and Corporate Bond Trust Inc.

   NOTICE IS HEREBY GIVEN to the holders of shares of common stock, par value $0.01 per share ("Common Shares"), of each of DTF Tax-Free Income Inc. (formerly known as Duff & Phelps Utilities Tax-Free Income Inc.) ("DTF") and Duff & Phelps Utility and Corporate Bond Trust Inc. ("DUC") (DTF and DUC sometimes being referred to herein individually as a "Fund") and to the holders of shares of preferred stock of DTF, liquidation preference $50,000 per share, designated Remarketed Preferred Stock ("DTF RPS"), that the Annual Meetings of the Shareholders of DTF and DUC (the "Meeting") will be held jointly at The Regent Beverly Wilshire, 9500 Wilshire Boulevard, Beverly Hills, California, on May 20, 2003 at 3:00 p.m., for the following purposes:

      1. To elect directors of each Fund in the following manner:

           (a)with respect to DTF, to elect two directors, each to be elected by holders of Common Shares of DTF and holders of DTF RPS, voting together as a single class, to serve until the Annual Meeting in 2006 or until successors are duly elected and qualified;

           (b)with respect to DTF, to elect one director by holders of Common Shares of DTF and holders of DTF RPS, voting together as a single class, to serve until the Annual Meeting in 2005 or until a successor is duly elected and qualified;

           (c)with respect to DTF, to elect one director by holders of DTF RPS, voting as a separate class, to serve until the Annual Meeting in 2006 or until a successor is duly elected and qualified;

           (d)with respect to DUC, to elect two directors, each to be elected by holders of Common Shares of DUC, to serve until the Annual Meeting in 2006 or until a successor is duly elected and qualified; and

           (e)with respect to DUC, to elect two directors, each to be elected by holders of Common Shares of DUC, to serve until the Annual Meeting in 2005 or until a successor is duly elected and qualified.

      2. To transact such other business as may properly come before the Meeting.

   Holders of record of Common Shares of DTF and DUC and DTF RPS at the close of business on April 17, 2003, are entitled to notice of and to vote at the Meeting and any adjournment thereof.

                                          By order of the Boards of Directors
                                            of DTF and DUC

                                          RICHARD J. WIRTH, Secretary
April 25, 2003

                             JOINT PROXY STATEMENT

                           DTF TAX-FREE INCOME INC.
              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                             55 East Monroe Street
                            Chicago, Illinois 60603
                           Telephone (312) 263-2610

                     JOINT ANNUAL MEETING OF SHAREHOLDERS
                                 May 20, 2003

                                 INTRODUCTION

   This Joint Proxy Statement is furnished in connection with the solicitation by the Boards of Directors of DTF Tax-Free Income Inc. (formerly known as Duff & Phelps Utilities Tax-Free Income Inc.) ("DTF" or "Tax-Free Income") and Duff & Phelps Utility and Corporate Bond Trust Inc. ("DUC" or "Utility and Corporate Bond Trust") of proxies to be voted at the Joint Annual Meeting of Shareholders of DTF and DUC, and at any and all adjournments thereof (the "Meeting"), to be held at The Regent Beverly Wilshire, 9500 Wilshire Boulevard, Beverly Hills, California, on May 20, 2003 at 3:00 p.m. The approximate mailing date of this Joint Proxy Statement and accompanying forms of proxy is May 1, 2003. DTF and DUC sometimes are referred to herein individually as a "Fund" and collectively as the "Funds". DTF and DUC are each a part of a fund complex (referred to herein as the "Fund Complex") comprised of 46 funds, including three other closed-end funds and 41 open-end mutual funds.

   The Board of Directors of DTF has fixed the close of business on April 17, 2003 as the record date (the "Record Date") for the determination of holders of shares of common stock, par value $0.01 per share, of DTF ("DTF Common Shares") and holders of shares of preferred stock, liquidation preference $50,000 per share, designated Remarketed Preferred Stock, of DTF ("DTF RPS") entitled to vote at the Meeting. The Board of Directors of DUC has fixed the close of business on April 17, 2003 as the Record Date for the determination of holders of shares of common stock, par value $0.01 per share, of DUC ("DUC Common Shares" and, collectively with the DTF Common Shares and the DTF RPS, the "Shares") entitled to vote at the Meeting. Holders of Shares on the Record Date (the "Shareholders") will be entitled to one vote for each Share held, with no Shares having cumulative voting rights. As of the Record Date, there were 8,499,645 issued and outstanding DTF Common Shares, 1,300 issued and outstanding shares of DTF RPS and 26,536,249 issued and outstanding DUC Common Shares.

   As of the Record Date, to the knowledge of the management of each respective Fund, no person beneficially owned more than 5% of the DTF Common Shares, the DTF RPS or the DUC Common Shares.

   The Meeting is scheduled as a joint meeting of the respective Shareholders of the Funds because the Shareholders of each Fund are expected to consider and vote on similar matters. The Boards of Directors have determined that the use of a joint proxy statement for the Meeting is in the best interest of the Shareholders of each Fund. In the event that any Shareholder of a Fund present at the Meeting objects to the holding of a joint meeting and moves for an adjournment of such Fund's meeting to a time immediately after the Meeting, so that such Fund's meeting may be held separately, the persons named as proxies will vote in favor of such adjournment. Shareholders of each Fund will vote separately on each of the proposals relating to their respective Fund, and an unfavorable vote on a proposal by the Shareholders of one Fund will not affect the implementation by the other Fund of such proposal if the Shareholders of such other Fund approve the proposal.

Summary of Voting on Proposals

                         Affected Classes of Shares of Such Fund
                Proposal   Fund          Entitled to Vote
                -------- -------- ------------------------------
                  1(a)     DTF    DTF Common Shares and DTF RPS
                  1(b)     DTF    DTF Common Shares and DTF RPS
                  1(c)     DTF               DTF RPS
                  1(d)     DUC          DUC Common Shares
                  1(e)     DUC          DUC Common Shares

   Each proposal requires the affirmative vote of a plurality of the Shares of a Fund entitled to vote thereon present at the Meeting in person or by proxy and voting to elect the respective nominees as Directors.

   On the matters coming before the Meeting as to which a choice has been specified by the Shareholders by means of the ballot on the proxy, the respective Shares will be voted accordingly. Shares not voted with respect to a proposal due to an abstention or broker non-vote will be deemed votes not cast with respect to such proposal, but such Shares will be deemed present for quorum purposes. Management of each Fund recommends that you cast your vote FOR the nominees for Directors of each Fund listed in this Joint Proxy Statement. If a proxy is executed and returned and no choice is specified thereon, the Shares will be voted FOR the nominees for Directors of each Fund listed in this Joint Proxy Statement. Shareholders who execute proxies may revoke them at any time before they are voted by filing with the respective Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

   The Boards of Directors of the Funds know of no business other than that mentioned in Proposal 1 in the Notice of Meeting which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment. In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies, provided they determine such an adjournment and additional solicitation is reasonable and in the interest of Shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

   Duff & Phelps Investment Management Co. (the "Adviser") is the investment adviser for each of the Funds. The Adviser has acted as investment adviser for each Fund since it commenced investment operations. The Adviser is a wholly-owned subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). The address of the Adviser is 55 East Monroe Street, Chicago, Illinois 60603. The address of PXP is 56 Prospect Street, Hartford, Connecticut 06115. PXP is the investment management subsidiary of The Phoenix Companies, Inc. ("PNX"). PNX is a leading provider of wealth management products and services to individuals and businesses. Its principal offices are located at One American Row, Hartford, Connecticut 06115.

   The Annual Reports to Shareholders of each Fund, which include financial statements of each Fund as of its 2002 fiscal year end, have previously been mailed to Shareholders. Each Fund will furnish, without charge, a copy of such reports to Shareholders who request them by contacting the administrator of the respective Fund as set forth on page 13 of this Joint Proxy Statement.

                       PROPOSAL 1: ELECTION OF DIRECTORS

General Information

   At the Meeting, Shareholders of each Fund will vote for the election of nominees to serve as Directors of their respective Fund. The Board of Directors of each of DTF and DUC currently is comprised of the same nine Directors:
Messrs. Conway, Crawford, Dalzell-Payne, Georgeson, Jeffries, McLoughlin, Morris and Pavia, and Ms. Moran. All Directors and nominees are scheduled to serve for a staggered term of two or three years, which will expire at the annual meeting of each Fund as set forth on pages 11 and 12 of this Joint Proxy Statement or until a successor is duly elected and qualified.

Independent Directors

   The table below sets forth the names, ages, principal occupations and other information with respect to each of the current independent Directors.


                                                                                             Number of
                                                                                            Portfolios
                                                                                              in Fund
                          Positions Term of Office                                            Complex          Other
                          Held with and Length of          Principal Occupation(s)           Overseen      Directorships
Name, Address and Age       Funds    Time Served             During Past 5 Years            by Director   Held by Director
---------------------     --------- -------------- ---------------------------------------- ----------- --------------------
E. Virgil Conway          Director  Director since Chairman, Rittenhouse Advisors, LLC          35      Director of Urstadt
Rittenhouse Advisors, LLC           December 1995  (consulting firm) since 2001. Chairman               Biddle Property
101 Park Avenue                                    and Board Member of the Metropolitan                 Corp. (1989-
New York, NY 10178                                 Transportation Authority (1992-2001).                present), Trustee/
  Age: 73                                          Chairman and Trustee of the Harlem                   Director of Trism,
                                                   Youth Development Foundation (1987-                  Inc. (1994-2001),
                                                   2002). Chairman and Director of New                  Consolidated Edison
                                                   York Housing Partnership Development                 Company of New
                                                   Corp. (1981-present). Director/Trustee,              York, Inc. (1970-
                                                   Pace University (1978-present),                      2002), Union
                                                   Centennial Insurance Company (1974-                  Pacific Corp.
                                                   2002), Josiah Macy, Jr., Foundation                  (1978-2002),
                                                   (1973-present), Realty Foundation of                 Blackrock Fund for
                                                   New York (1972-present).                             Freddie Mac
                                                                                                        Securities (Advisory
                                                                                                        Director) (1990-
                                                                                                        2000), Accuhealth,
                                                                                                        Inc. (1994-2002),
                                                                                                        Atlantic Mutual
                                                                                                        Insurance Company
                                                                                                        (1986-2002).

William W. Crawford       Director  Director since Currently retired. Former President and       4              None
3003 Gulf Shore Blvd.               November 1995  Chief Operating Officer of Hilliard,
#401                                               Lyons, Inc., a registered broker-dealer.
Naples, FL 34103
  Age: 74

Harry Dalzell-Payne       Director  Director since Currently retired. Formerly a Major                          None
The Flat                            July 1996      General of the British Army.                 35
Elmore Court
Elmore, GLOS GL2 3NT, UK
  Age: 73

William N. Georgeson      Director  Director since Currently retired. Former Vice President      4              None
575 Glenwood Road                   January 1993   of Nuveen Advisory Corp., an investment
Lake Forest, IL 60045                              adviser. Director, Concordia University
  Age: 75                                          Foundation (charity) (1994-present).

                                                                                              Number of
                                                                                             Portfolios
                                                                                               in Fund
                        Positions Term of Office                                               Complex
                        Held with and Length of            Principal Occupation(s)            Overseen   Other Directorships
Name, Address and Age     Funds    Time Served               During Past 5 Years             by Director  Held by Director
---------------------   --------- -------------- ------------------------------------------- ----------- -------------------
Eileen A. Moran         Director  Director since President and Chief Executive Officer,           4             None
PSEG Resources, Inc.              August 1996    PSEG Resources Inc. (1990-present).
80 Park Plaza T-22
Newark, NJ 07102
  Age: 48

Everett L. Morris       Director  Director since Vice President of W.H. Reaves and               35             None
W.H. Reaves and Company           January 1993   Company (since 1993). Prior to March
10 Exchange Place                                1993, Director of Public Service
Jersey City, NJ 07302                            Enterprise Group Incorporated and
  Age: 74                                        President and Chief Operating Officer of
                                                 Enterprise Diversified Holdings
                                                 Incorporated. Prior to January 1992,
                                                 Senior Executive Vice President Chief
                                                 Financial Officer of Public Service
                                                 Electric and Gas Company. Prior to 1991,
                                                 Director of First Fidelity Bank, N.A., N.J.

Richard A. Pavia        Director  Director since Currently retired. Vice Chairman Cook            4             None
7145 North Ionia Avenue           January 1993   County Illinois President's Advisory
Chicago, IL 60646                                Council-Forest Preserve District (since
  Age: 72                                        1997). Special Consultant, K&D Facilities
                                                 Resource Corp. (since 1995). Former
                                                 Chairman and Chief Executive Officer of
                                                 Speer Financial, Inc.

Interested Directors

   The table below sets forth the names, ages, principal occupations and other information with respect to each of the current Directors who are "interested persons" of the Funds, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder.

                                                                                              Number of
                                                                                             Portfolios
                                                                                               in Fund
                         Positions   Term of Office                                            Complex
                         Held with   and Length of          Principal Occupation(s)           Overseen   Other Directorships
Name, Address and Age      Funds      Time Served             During Past 5 Years            by Director  Held by Director
---------------------  ------------- -------------- ---------------------------------------- ----------- --------------------
Francis E. Jeffries/1/ Chairman of   Director since Chairman of the Boards of Directors and      28      Director, The Empire
8477 Bay Colony Drive  the Boards of January 1993   President of the Funds. Until May 13,                District Electric
#902                   Directors and                1997, Chairman of the Board of Directors             Company.
Naples, FL 34108       President                    of Phoenix Investment Partners, Ltd.
  Age: 72                                           ("PXP"). Prior to July 1995, Chief
                                                    Executive Officer of the predecessor of
                                                    PXP and Chairman of the Board of Duff &
                                                    Phelps Investment Management Co.

                                                                                             Number of
                                                                                            Portfolios
                                                                                              in Fund
                        Positions Term of Office                                              Complex
                        Held with and Length of           Principal Occupation(s)            Overseen    Other Directorships
Name, Address and Age     Funds    Time Served              During Past 5 Years             by Director   Held by Director
---------------------   --------- -------------- ------------------------------------------ ----------- ----------------------

Philip R. McLoughlin/2/ Director  Director since Consultant, The Phoenix Companies, Inc.        46      Director, The Phoenix
56 Prospect Street                July 1996      (2002-2003). Director and Chief                        Companies, Inc.
Hartford, CT 06115                               Executive Officer (1995-2002) and                      (2001-2002). Director,
  Age: 56                                        Chairman (1997-2002), PXP. Executive                   PXRE Group (1985-
                                                 Vice President and Chief Investment                    present), and World
                                                 Officer, The Phoenix Companies, Inc.                   Trust Fund (1991-
                                                 (2001-2002). Director (1994-2002) and                  present).
                                                 Executive Vice President, Investments
                                                 (1988-2002) Phoenix Life Mutual
                                                 Insurance Company. Director, Phoenix
                                                 Distribution Holding Company and
                                                 Phoenix Investment Management
                                                 Company (2001-2002). Director,
                                                 Aberdeen Asset Management plc (1986-
                                                 2002). Director (1983-2002) and
                                                 Chairman (1995-2002) Phoenix
                                                 Investment Counsel, Inc. Director (1984-
                                                 2002), Chairman (1990-2002) and
                                                 President (1990-2000), Phoenix Equity
                                                 Planning Corporation. Chairman and Chief
                                                 Executive Officer, Phoenix/Zweig
                                                 Advisers (1999-2002). Director and
                                                 Executive Vice President, Phoenix Life
                                                 and Annuity Company (1996-2002),
                                                 Director and Executive Vice President,
                                                 PHL Variable Insurance Company (1995-
                                                 2002), and Director, Phoenix National
                                                 Trust Company (1996-2002). Director,
                                                 W.S. Griffith Securities Inc. (1992-2002).
                                                 Director and Vice President, PM Holdings,
                                                 Inc. (1985-2002).

--------
1 Mr. Jeffries is an interested person of the Funds by reason of his position as President of the Funds.
2 Mr. McLoughlin is an interested person of the Funds by reason of his relationship with PNX and its affiliates.

New Nominee for Independent Director

   The table below sets forth the name, age, principal occupation and other information with respect to the new nominee for independent Director of the Funds.

                                                              Number of Portfolios
                                  Principal Occupation        in Fund Complex to be Other Directorships
Name, Address and Age             During Past 5 Years          Overseen by Nominee    Held by Nominee
---------------------             -------------------          -------------------    ---------------
Geraldine M. McNamara             Managing Director (1996-             35                  None
U.S. Trust Company of New York    present) of U.S. Trust
11 West 54/th/ Street             Company of New York.
New York, NY 10019
 Age: 52

Non-Director Officers of the Funds

   The table below sets forth certain information concerning the principal executive officers of the Funds. Francis E. Jeffries, a Director of DTF and DUC, serves as President of each of the Funds. Information regarding Mr. Jeffries is set forth above. The officers serve until their respective successors are chosen and qualified. The Funds' officers receive no compensation from the Funds but are also officers of the Adviser or an affiliate of the Adviser and receive compensation in such capacities.

                             Position(s) Held with Funds and                     Principal Occupation(s)
Name, (Age) and Address           Length of Time Served                            During Past 5 Years
-----------------------  --------------------------------------- -------------------------------------------------------
Dennis A. Cavanaugh (59) DUC: Senior Vice President since 1993   Executive Vice President (1994-present) and Senior Vice
55 E. Monroe Street      and Chief Investment Officer since 1995 President (1990-1994) of Duff & Phelps Investment
Chicago, IL 60603                                                Management Co.

James D. Wehr (45)       DTF: Vice President and Chief           Vice President of Duff & Phelps Investment Management
56 Prospect Street       Investment Officer since 1998           (2000-present). Senior Vice President, Fixed Income
Hartford, CT 06115-0480                                          (1998-present) and Managing Director, Fixed Income
                                                                 (1996-1998) of Phoenix Investment Counsel, Inc.

Timothy M. Heaney (38)   DTF: Vice President and Portfolio       Managing Director, Fixed Income (1997-present),
56 Prospect Street       Manager since 1997                      Director, Fixed Income Research (1996-1997)
Hartford, CT 06115-0480                                          and Investment Analyst (1995-1996) of Phoenix
                                                                 Investment Counsel, Inc.

Daniel J. Petrisko (42)  DUC: Vice President since 2000 and      Senior Vice President (1997-present) and Vice President
55 E. Monroe Street      Portfolio Manager since 2002            (1995-1997) of Duff & Phelps Investment Management Co.
Chicago, IL 60603

Alan M. Meder (43)       DUC and DTF:                            Senior Vice President (1994-present) of Duff & Phelps
55 E. Monroe Street      Treasurer since 2000                    Investment Management Co.
Chicago, IL 60603

Richard J. Wirth (44)    DUC and DTF:                            Vice President and Insurance and Investment Products
One American Row         Secretary since 2002                    Counsel (2002-present) and Counsel (1993-2002)
Hartford, CT 06102                                               of Phoenix Life Insurance Company. Secretary (2002-
                                                                 present) of Phoenix Fund Complex.

Nancy J. Engberg (46)    DUC and DTF:                            Vice President and Counsel (1999-present) of Phoenix
One American Row         Assistant Secretary since 2002,         Investment Partners, Ltd. Second Vice President and
Hartford, CT 06102       Secretary 1999-2002                     Counsel (1994-1999) of Phoenix Life Mutual Insurance
                                                                 Company.

Equity Securities Owned by Directors, Nominees and Officers

   Based on information provided to the Funds, including information provided by the Funds' service providers, the current Directors of the Funds and the new nominee for independent Director, as of the Record Date, beneficially owned equity securities of the Funds in the dollar ranges set forth in the tables below.

                             Independent Directors

                                                        Aggregate Dollar Range
                                                         of Equity Securities
                      Dollar Range of Equity Securities   Owned in All Funds
                               Owned in Funds                Overseen by
                      --------------------------------- Director in Family of
 Name                       DTF              DUC        Investment Companies/1/
 ----                 ---------------- ---------------- ----------------------
 E. Virgil Conway....       None             None                None
 William W. Crawford. $10,001-$50,000  $10,001-$50,000     $10,001-$50,000
 Harry Dalzell-Payne.       None             None                None
 William N. Georgeson $10,001-$50,000  $50,001-$100,000    $50,001-$100,000
 Eileen A. Moran..... $10,001-$50,000  $50,001-$100,000    $50,001-$100,000
 Everett L. Morris...  Over $100,000    Over $100,000       Over $100,000
 Richard A. Pavia.... $50,001-$100,000  Over $100,000       Over $100,000

                             Interested Directors

                                                           Aggregate Dollar Range
                                                            of Equity Securities
                         Dollar Range of Equity Securities   Owned in All Funds
                               Owned in Funds                   Overseen by
                         --------------------------------- Director in Family of
    Name                      DTF              DUC         Investment Companies/1/
    ----                  -------------    -------------   ----------------------
    Francis E. Jeffries. Over $100,000    Over $100,000        Over $100,000
    Philip R. McLoughlin  $1-$10,000       $1-$10,000           $1-$10,000

                     New Nominee for Independent Director

                                                                    Aggregate Dollar Range
                                                                     of Equity Securities
                                  Dollar Range of Equity Securities Owned in All Funds to
                                  Owned in Funds                        be Overseen by
                                  ---------------------------------  Nominee in Family of
            Name                  DTF              DUC              Investment Companies/1/
            ----                        ----             ----       ----------------------
            Geraldine M. McNamara None             None                      None

--------
/1/ The Family of Investment Companies is comprised of DTF and DUC.

   Based on information provided to the Funds, including information provided by the Funds' service providers, the current Directors of the Funds and the new nominee for independent Director, as of the Record Date, beneficially owned the number of equity securities of each Fund set forth in the table below.

                                         Number of Equity Securities
                                           Owned in Funds
                                         ---------------------------
                   Name                     DTF           DUC
                   ----                     ---           ---
                   E. Virgil Conway.....   None          None
                   William W. Crawford..  1,000         1,000
                   Harry Dalzell-Payne..   None          None
                   William N. Georgeson.  2,000         3,684
                   Francis E. Jeffries.. 55,529/1/     31,030/1/
                   Philip R. McLoughlin.    250           250
                   Geraldine M. McNamara   None          None
                   Eileen A. Moran......  1,620         4,386
                   Everett L. Morris.... 53,386        25,000
                   Richard A. Pavia.....  5,940         7,280

--------
/1/ Mr. Jeffries disclaims beneficial ownership of 12,274 DTF Common Shares and
    2,498 DUC Common Shares.

   Based on information provided to the Funds, including information provided by the Funds' service providers, the Directors and officers of each Fund and the new nominee for independent Director as a group, as of the Record Date, owned less than 1% of the outstanding DTF Common Shares and DUC Common Shares, respectively, and no outstanding shares of DTF RPS. Section 30(h) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934 require each of the Funds' Directors and officers, the Adviser, affiliated persons of the Adviser and persons who own more than 10% of a registered class of a Fund's equity securities to file forms with the Securities and Exchange Commission and the New York Stock Exchange, if applicable, reporting their affiliation with the respective Fund and reports of ownership and changes in ownership of Shares of the respective Fund's equity securities. These persons and entities are required by U.S. securities regulations to furnish the Funds with copies of all such forms they file. Based on a review of these forms furnished to the Funds, the Funds believe that during the last fiscal year of each Fund, the Funds' Directors and officers, the Adviser and affiliated persons of the Adviser complied with all applicable filing requirements, except as follows: (i) Form 5 submissions disclosing the annual share ownership for each of the Directors and officers of DTF for the fiscal year ended October 31, 2002 inadvertently have not been filed in a timely manner; and (ii) Form 5 submissions disclosing the annual share ownership for each of the Directors and officers of DUC for the fiscal year ended December 31, 2002 have not been filed in a timely manner.

   None of the Directors or officers of the Funds or the new nominee for independent Director made any purchases or sales of securities of PNX or any of its subsidiaries, including the Adviser, exceeding 1% of the outstanding common stock of such company during each Fund's fiscal year ended in 2002.

   As of the Record Date, none of the Directors of the Funds who are not interested persons of the Funds (within the meaning of Section 2(a)(19) of the 1940 Act) or the new nominee for independent Director, nor any "member of the immediate family" (within the meaning of Section 2(a)(19) of the 1940 Act) of any Director or the nominee for independent Director, owns either beneficially or of record the securities of the Adviser or PNX.

Board and Committee Meetings

   Each Board of Directors held four meetings during its respective 2002 fiscal year. Each Director attended at least 75% of the meetings of the Board of Directors held during the period for which he was a Director.

   Each Fund has an audit committee and nominating committee consisting of Messrs. Conway, Crawford, Dalzell-Payne, Georgeson, Morris and Pavia and Ms. Moran, each of whom is not an "interested person" of the Funds as defined in the 1940 Act. Mr. Jeffries is an ex-officio member of each of the audit committees and the nominating committees. The audit committee is responsible for supervision of the Funds' independent auditors, the annual review of the Funds' investment advisory agreements and any other matters requiring the approval of the Directors who are not "interested persons" of the Funds pursuant to the 1940 Act. The nominating committee is responsible for nominating directors and will only consider candidates proposed and selected by Directors to serve on the Board of Directors. DUC's audit committee met four times and DTF's audit committee met three times during each Fund's respective 2002 fiscal year. Each Fund's nominating committee met once during its 2002 fiscal year. Each such Director attended at least 75% of the meetings of the audit committee and nominating committee held during the period for which he was a Director.

Compensation of Directors

   Each Director who is an "affiliated person" of the Adviser (within the meaning of Section 2(a)(3) of the 1940 Act) by reason of being a full-time employee of the Adviser or an affiliate receives no compensation from the Funds for acting as Director. Each of the other Directors is paid the following amounts for his or her service as a Director: (i) an annual fee of $24,000 (representing a combined retainer for directorships held by such person for each of the Funds), which amount is allocated among the Funds, with $16,000 of such annual fee being allocated to DUC and $8,000 of such annual fee being allocated to DTF; (ii) an additional $4,000 to any Director who serves as a chairman of a committee of the Board of Directors; (iii) an attendance fee of $1,500 per regular meeting; (iv) an attendance fee of $1,500 per committee meeting; and (v) all out-of-pocket expenses of such members incurred in connection with each of the foregoing meetings. Mr. Jeffries receives an additional $7,500 annual fee for each Fund for serving as Chairman of the Board of Directors. The following table summarizes the compensation paid to Directors of each Fund for its respective fiscal year ended in 2002:

                             Independent Directors

                        Aggregate
                      Compensation                                          Total
                     from Each Fund                                      Compensation
                     for which Director     Retirement       Estimated     from the
                     Serves on Board/2/      Benefits         Annual      Funds and
                     ------------------ Accrued as Part of Benefits Upon     Fund
Name/1/              DTF/3/    DUC/4/     Fund Expenses     Retirement    Complex/5/
-------               -------  -------  ------------------ ------------- ------------
E. Virgil Conway.... $12,000   $24,000         None            None        $120,125
William W. Crawford. $12,000   $24,000         None            None        $ 43,000
Harry Dalzell-Payne. $12,000   $24,000         None            None        $108,250
William N. Georgeson $12,000   $26,875         None            None        $ 45,875
Eileen A. Moran..... $12,000   $24,000         None            None        $ 43,000
Everett L. Morris... $17,000   $26,875         None            None        $115,500
Richard A. Pavia.... $12,000   $24,000         None            None        $ 44,375

                             Interested Directors

                       Aggregate
                     Compensation                                          Total
                    from each Fund                                      Compensation
                    for which Director     Retirement       Estimated     from the
                    Serves on Board/2/      Benefits         Annual      Funds and
                    ------------------ Accrued as part of Benefits Upon     Fund
Name/1/             DTF/3/    DUC/4/     Fund Expenses     Retirement    Complex/5/
-------              -------  -------  ------------------ ------------- ------------
Francis E. Jeffries $16,000   $26,875         None            None        $139,500

--------
1 Mr. McLoughlin was an "affiliated person" of the Adviser by reason of being a full-time employee of an affiliate of the Adviser during the last fiscal year of the Funds and did not receive any compensation directly from the Funds.
2 The amounts shown are for each Fund's fiscal year ended in 2002.
3 DTF has adopted a deferred compensation plan for its Directors who are not "affiliated persons" of the Adviser. Pursuant to DTF's deferred compensation plan, for the fiscal year ended in 2002, the following Directors deferred their compensation in the amounts of: Mr. Georgeson, $12,000; Mr. Jeffries, $16,000; and Ms. Moran, $6,000. Amounts deferred by a Director of DTF will be retained by DTF and will earn a rate of return determined by reference to the return on DTF Common Shares.
4 DUC has adopted a deferred compensation plan for its Directors who are not "affiliated persons" of the Adviser. Pursuant to DUC's deferred compensation plan, for the fiscal year ended in 2002, the following Directors deferred their compensation in the amounts of: Mr. Georgeson, $26,875; Mr. Jeffries, $26,875; Ms. Moran, $12,000; and Mr. Morris, $16,000. Amounts deferred by a Director of DUC will be retained by DUC and will earn a rate of return determined by reference to the return on DUC Common Shares.
5 The amounts shown reflect the total aggregate compensation received by each Director from the Fund Complex for the year ended December 31, 2002.

Nominees for DTF Directors

   At the Meeting, E. Virgil Conway, Everett L. Morris and Harry Dalzell-Payne are to be considered for election to serve as Class II Directors until the Annual Meeting of Shareholders in 2006 or until successors have been duly elected and qualified, and Geraldine M. McNamara is to be considered for election to serve as a Class I Director until the Annual Meeting of Shareholders in 2005 or until a successor has been duly elected and qualified. Except with respect to Mr. Morris, holders of DTF Common Shares and holders of DTF RPS, voting as a single class, will vote with respect to each of the nominees for Director, and an affirmative vote of a plurality of DTF Common Shares and DTF RPS, voting as a single class, present at the Meeting in person or by proxy, is required to elect each such nominee. With respect to Mr. Morris, holders of shares of DTF RPS, voting as a separate class, will vote with respect to such nominee for Director, and an affirmative vote of a plurality of the shares of DTF RPS, voting as a separate class, is required to elect such nominee. It is the intention of the persons named on the enclosed proxy to vote the shares represented by them for the election of the respective nominees unless the proxy is marked otherwise.

   The Articles of Incorporation and By-Laws of DTF provide that the Board of Directors shall consist of not less than three nor more than ten directors divided into three classes, the classes to be as nearly equal in number as possible. Generally, the Directors of only one class are elected at each annual meeting, so that the regular term of only one class of Directors will expire annually and any particular Director stands for election only once in each three-year period, although Ms. McNamara, if elected, will serve a two-year term before becoming eligible for election to a full three-year term. Assuming each of the DTF nominees is elected at the Meeting, the terms of each class of the Board of Directors will expire at the annual meetings of DTF in the years indicated in the table below:

                              Class III Directors
                          William W. Crawford - 2004
                            Richard A. Pavia - 2004
                          Philip R. McLoughlin - 2004

                               Class I Directors
                          William N. Georgeson - 2005
                          Francis E. Jeffries - 2005
                         Geraldine M. McNamara - 2005
                            Eileen A. Moran - 2005

                              Class II Directors
                            E. Virgil Conway - 2006
                           Everett L. Morris - 2006
                          Harry Dalzell-Payne - 2006

   Pursuant to the 1940 Act, as long as any shares of DTF RPS are outstanding, the holders of shares of DTF RPS, voting as a separate class, will elect two of the Directors of DTF. Everett L. Morris and Richard A. Pavia have been designated to be elected by the holders of DTF RPS. Mr. Morris is a nominee for election at the Meeting and Mr. Pavia is serving a term that expires in 2004. In the event a vacancy occurs on the Board of Directors by reason of death, resignation or a reason other than removal by the appropriate class of stockholders, the remaining Directors, or remaining Director, elected by the class or classes of shares that elected the vacant Director's position shall fill the vacancy for the entire unexpired term.

Nominees for DUC Directors

   At the Meeting, Francis E. Jeffries and Eileen A. Moran are to be considered for election to serve as Class I Directors until the Annual Meeting of Shareholders in 2006 or until successors have been duly elected and qualified; William N. Georgeson is to be considered for election to serve as a Class I Director until the Annual Meeting of Shareholders in 2005 or until a successor has been duly elected and qualified; and Geraldine M. McNamara is to be considered for election to serve as a Class III Director until the Annual Meeting of Shareholders in 2005 or until a successor has been duly elected and qualified. The holders of DUC Common Shares will vote with respect to each of the nominees for Director. An affirmative vote of a plurality of DUC Common Shares, present at the Meeting in person or by proxy, is required to elect each nominee. It is the intention of the persons named on the enclosed proxy to vote the shares represented by them for the election of the respective nominees unless the proxy is marked otherwise.

   The Articles of Incorporation and By-Laws of DUC provide that the Board of Directors shall consist of not less than three nor more than ten directors divided into three classes, the classes to be as nearly equal in number as possible. Generally, the Directors of only one class are elected at each annual meeting, so that the regular term of only one class of Directors will expire annually and any particular Director stands for election only once in each three-year period, although Ms. McNamara, if elected, will serve a two-year term before becoming eligible for election to a full three-year term, and Mr. Georgeson, if elected, will serve a two-year term before his scheduled retirement in 2005. Assuming each of the DUC nominees is elected at the Meeting, the terms of each class of the Board of Directors will expire at the annual meetings of DUC in the years indicated in the table below:

                              Class II Directors
                            E. Virgil Conway - 2004
                           Everett L. Morris - 2004
                          Harry Dalzell-Payne - 2004

                              Class III Directors
                          William W. Crawford - 2005
                          Philip R. McLoughlin - 2005
                         Geraldine M. McNamara - 2005
                            Richard A. Pavia - 2005

                               Class I Directors
                          William N. Georgeson - 2005
                          Francis E. Jeffries - 2006
                            Eileen A. Moran - 2006

Shareholder Approval

   With respect to DTF, holders of DTF Common Shares and holders of shares of DTF RPS, voting together as a single class, are entitled to vote on each nominee for DTF, except Mr. Morris. With respect to DTF, holders of shares of DTF RPS, voting as a separate class are entitled to vote on Mr. Morris as a nominee for DTF. With respect to DUC, holders of DUC Common Shares are entitled to vote on each nominee for DUC. The affirmative vote of a plurality of the Shares cast in person or by proxy is required to elect the respective nominees. THE BOARDS OF DIRECTORS RECOMMEND A VOTE "FOR" EACH OF THE NOMINEES.

                             INDEPENDENT AUDITORS

   Ernst & Young LLP has been selected as the independent auditors to audit each of the Funds for and during each Fund's fiscal years ending in 2003 by a majority of each of the Funds' Board of Directors, including a majority of the independent Directors, by a vote cast in person to the audit committee. Neither of the Funds knows of any direct or indirect financial interest of Ernst & Young LLP in the Funds.

Audit Fees

   The Funds paid fees for professional services rendered for the audit of each of the Funds' annual financial statements for the most recent fiscal years in the following amounts: DTF, $32,250; DUC, $34,375. The Funds paid fees for quarterly procedures performed in compliance with rating agency requirements for the most recent fiscal years in the amount of $9,900 for each Fund. The Funds paid fees for tax return reviews for the most recent fiscal years in the amount of $4,500 for each Fund. The Funds paid no fees to the auditors on behalf of the Funds, the Adviser or entities controlling, controlled by or under common control with the Adviser that provide services to the Funds for
(i) financial information systems design and implementation services or (ii) any other non-audit services.

                          PROXY SOLICITATION EXPENSES

   The expense of preparing, printing and mailing the enclosed form of proxy, accompanying Notice of Meeting and this Joint Proxy Statement and all other costs in connection with the solicitation of proxies will be borne by the Funds, which will also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of Shares of the Funds.

   In order to obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone, telegraph or personal interview by representatives of the Funds, the Adviser and its affiliates or by dealers or their representatives. It is anticipated that the cost of such supplementary solicitations, if any, will be nominal.

               REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS

   The Annual Reports to Shareholders of each Fund, which include financial statements of each Fund as of its 2002 fiscal year end, have previously been mailed to Shareholders. Shareholders of DTF can obtain, without charge, a copy of DTF's Annual Report by calling Esquiserve L.P., DTF's transfer agent, at
(800) 451-6788 or by writing to Prudential Investments, LLC, DTF's administrator, at Gateway Center Three, 100 Mulberry Street, 9th Floor, Newark, New Jersey 07102. Shareholders of DUC can obtain, without charge, a copy of DUC's Annual Report, by calling Princeton Administrators, L.P., DUC's administrator, at (800) 543-6217 or by writing to Princeton Administrators, L.P., P.O. Box 9095, Princeton, NJ 08543-9095. None of the Directors or officers of the Funds has a material interest in such administrators.

                             SHAREHOLDER PROPOSALS

   Shareholder proposals intended to be presented at the 2004 Joint Annual Meeting of Shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), must be received by the appropriate Fund at the Fund's principal executive offices by January 5, 2004. In order for Shareholder proposals made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Fund at the Fund's executive offices by March 17, 2004.

                                    GENERAL

   Management of the Funds does not intend to present and does not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

   A list of Shareholders entitled to be present and vote at the Meeting will be available at the offices of the Funds, 55 East Monroe Street, Chicago, Illinois 60603, for inspection by any Shareholder during regular business hours for ten days prior to the date of the Meeting.

   Failure of a quorum to be present at the Meeting will necessitate adjournment and will give rise to additional expense.

   IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                          RICHARD J. WIRTH
                                          Secretary

April 25, 2003

[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE.


================================================================================
DTF TAX-FREE INCOME INC.
================================================================================

                                 COMMON STOCK

1.  Authority to vote for the election as Directors, the nominees listed below:

    Class II Nominees:  (01)  E. Virgil Conway      (02)  Harry Dalzell-Payne

    Class I Nominee:    (03)  Geraldine M. McNamara

    FOR EACH NOMINEE       WITHHELD FROM EACH NOMINEE
          [_]                       [_]

    [_] ___________________
    For each nominee except as noted here

2. Upon any and all other business which may come before the Annual Meeting or any adjournment thereof.

The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Annual Meeting and Joint Proxy Statement for the Annual Meeting to be held on May 20, 2003.

Mark box at right if an address change or comment has been noted
on the reverse side of this card.                                         [_]


  Please be sure to sign and date this Proxy.


Signature: ____________ Date: ________   Signature: ____________ Date: ________

COMMON                      DTF TAX-FREE INCOME INC.                      COMMON

                  Annual Meeting of Stockholders - May 20, 2003
               Proxy Solicited on Behalf of the Board of Directors

The undersigned holder of shares of Common Stock of DTF TAX-FREE INCOME INC. (the "Fund"), a Maryland corporation, hereby appoints Richard J. Wirth and James
D. Wehr, and each of them, with full power of substitution and revocation, as proxies, to represent the undersigned at the Annual Meeting of Stockholders to be held at The Regent Beverly Wilshire, 9500 Wilshire Boulevard, Beverly Hills, California, on May 20, 2003 at 3:00 p.m., and at any and all adjournments thereof, and thereat to vote all shares of Common Stock of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

If more than one of the proxies, or their substitutes, are present at the Annual Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked herein by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

--------------------------------------------------------------------------------
  PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
                                   ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

----------------------------------     -----------------------------------------
----------------------------------     -----------------------------------------
----------------------------------     -----------------------------------------

--------------------------------------------------------------------------------

[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE.


================================================================================
DTF TAX-FREE INCOME INC.
================================================================================

                          REMARKETED PREFERRED STOCK

1.  Authority to vote for the election as Directors, the nominees listed below:

    Class II Nominees:  (01)  E. Virgil Conway      (02)  Harry Dalzell-Payne
                        (03)  Everett L. Morris

    Class I Nominee: (04) Geraldine M. McNamara

    FOR EACH NOMINEE      WITHHELD FROM EACH NOMINEE
          [_]                       [_]

    [_] __________________
    For each nominee except as noted here

2. Upon any and all other business which may come before the Annual Meeting or any adjournment thereof.

The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Annual Meeting and Joint Proxy Statement for the Annual Meeting to be held on May 20, 2003

Mark box at right if an address change or comment has been noted
on the reverse side of this card.                                         [_]


  Please be sure to sign and date this Proxy.


Signature: ____________ Date: _______    Signature: _____________ Date: _______

PREFERRED                    DTF TAX-FREE INCOME INC.                  PREFERRED

                  Annual Meeting of Stockholders - May 20, 2003
               Proxy Solicited on Behalf of the Board of Directors

The undersigned holder of shares of Remarketed Preferred Stock ("RPS") of DTF TAX-FREE INCOME INC. (the "Fund"), a Maryland corporation, hereby appoints Richard J. Wirth and James D. Wehr, and each of them, with full power of substitution and revocation, as proxies, to represent the undersigned at the Annual Meeting of Stockholders to be held at The Regent Beverly Wilshire, 9500 Wilshire Boulevard, Beverly Hills, California, on May 20, 2003 at 3:00 p.m., and at any and all adjournments thereof, and thereat to vote all shares of RPS of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

If more than one of the proxies, or their substitutes, are present at the Annual Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked herein by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

--------------------------------------------------------------------------------
  PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
                                   ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

----------------------------------     -----------------------------------------
----------------------------------     -----------------------------------------
----------------------------------     -----------------------------------------

--------------------------------------------------------------------------------

[_]  Please Vote, Date,                               [X] Votes must be
     and Sign and Return                                  indicated (X) in Black
     Promptly in Enclosed Envelope.                       or Blue ink.
--------------------------------------------------------------------------------

1. Authority to vote for the election as Class I Directors, the nominees listed below:

    FOR all nominees      WITHHOLD AUTHORITY to vote           *EXCEPTIONS [_]
    listed below [_]      for all nominees listed below [_]

    Nominees for Class I:

    William N. Georgeson, Francis E. Jeffries and Eileen A. Moran

    (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)

    *Exceptions
                ----------------------------------------------------------------

    Authority to vote for the election as a Class III Director, the nominee listed below:

    FOR the nominee       WITHHOLD AUTHORITY to vote
    listed below [_]      for the nominee  listed below [_]

    Nominee for Class III: Geraldine M. McNamara

2. Upon any and all other business which may come before the Annual Meeting or any adjournment thereof.

    The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Annual Meeting and Joint Proxy Statement for the Annual Meeting to be held on May 20, 2003.

    To change your address, please mark this box.                         [_]

    Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Date
     ----------------     ------------------------     -------------------------
                          (Share Owner sign here)        (Co-Owner sign here)

               DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                  ANNUAL MEETING OF STOCKHOLDERS - MAY 20, 2003
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned holder of shares of Common Stock of DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC. (the "Fund"), a Maryland corporation, hereby appoints Richard J. Wirth and Dennis A. Cavanaugh and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the annual meeting of stockholders to be held at The Regent Beverly Wilshire, 9500 Wilshire Boulevard, Beverly Hills, California, on May 20, 2003 at 3:00 p.m. (the "Annual Meeting") and at any and all adjournments thereof, and thereat to vote all shares of Common Stock of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

          If more than one of the proxies, or their substitute, are present at the Annual Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked herein by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED HEREIN AND, IN THE DISCRETION OF THE PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

   PLEASE VOTE, DATE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED
                                   ENVELOPE.

                      (Continued and to be signed and dated on reverse side)

                             DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC. P.O. BOX 11326
                             NEW YORK, N.Y. 10203-0326

--------------------------------------------------------------------------------